SUPPLEMENT TO THE CURRENTLY EFFECTIVE STATEMENT OF ADDITIONAL INFORMATION

Deutsche International Value Fund

Effective on or about July 20, 2015, Dreman will no longer serve as subadvisor to the fund and all references to Dreman are hereby deleted.

Effective July 20, 2015, the following replaces similar information relating to the fund under the “PART I: APPENDIX I-E — SERVICE PROVIDER COMPENSATION” section of the fund’s Statement of Additional Information:

The following waivers are currently in effect for the fund:

The Advisor has contractually agreed through September 30, 2015 to waive and/or reimburse fund expenses to the extent necessary to maintain the fund’s total annual operating expenses (excluding extraordinary expenses, taxes, brokerage and interest expenses) at 1.30%, 2.05%, 1.05% and 1.05% for Class A, Class C, Institutional Class and Class S, respectively. The agreement may only be terminated with the consent of the fund’s Board.

Please Retain This Supplement for Future Reference

June 16, 2015
SAISTKR-205